PROPERTY AND EQUIPMENT (Tables)	9 Months Ended
Sep. 30, 2025
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT

Property and equipment, net consisted of the following (in thousands):

	As of
	September 30, 2025	December 31, 2024
Computer hardware and software	$3,996	$3,070
Furniture, fixture, and equipment	18	9
Total property and equipment	4,014	3,079
Less: accumulated depreciation	(1,500)	(963)
Property and equipment, net	$2,514	$2,116